Exhibit 10(i)
                    ALL-INCLUSIVE PROMISSORY NOTE SECURED BY
                            ALL-INCLUSIVE TRUST DEED
                      (Installment Note, Interest Included)

$400,000.00                                                  Salt Lake City, UT
                                                             November 30, 1999

1. In Installments as herein stated for value received, we, A-Z South State Corporation, a Utah corporation, hereinafter referred to as "Maker", promise to pay to Abdul Rashid Afridi, hereinafter referred to as "Holder", or order, at 9514 Shellywood Circle, South Jordan, Utah 84095 the sum of FOUR HUNDRED THOUSAND DOLLARS ($400,000.00),with interest from the date hereof on the unpaid principal balance at the rate of 9.725% percent per annum, said principal and interest being payable as follows:

The sum of $4,231.38 or more will become due and payable on or before the 1st day of January, 2000, and the sum of $4,231.38 or more on or before the 1st day of each and every succeeding month thereafter, until the 1st day of December, 2002, at which time the remaining principal balance plus accrued interest shall become due and payable in full. The loan is based on a 15 year amortization.

In addition to the above specified payment, the Maker agrees to pay general property taxes and fire insurance premiums when the same become due and payable.

A late payment penalty of percent (5%) of any payment due shall be assessed against the Maker if said payment has not been received by Holder within ten
(10) days of the due date. Each payment shall be credited first to any late payments due, then to accrued interest due and the remainder to principal.

2. The total principal amount of this Note includes the unpaid principal balance of any existing Promissory Note(s) ("Senior Note(s)") secured by Trust Deed(s), or any Mortgages. Such Trust Deeds and Mortgages(s) are hereinafter collectively referred to as "Senior Encumbrance(s)." The Senior Note(s) and/or Mortgage(s) is/are more particularly described as follows:

         A. A Promissory Note in an original principal amount of Three Hundred Eighty Eight Thousand One Hundred Ninety Nine Dollars ($388,199.00) dated
December 31, 1998 in favor of Bank of Utah as Holder/Beneficiary, with the Maker/Trustor being Abdul Rashid Afridi. There is an unpaid principal balance of $375,640.10 as of bearing interest at the rate of Nine and One Quarter Percent (9.25%) per annum payable $4,025.55 (principal and interest) per month.

3. Maker, at his option at any time, may prepay the ai-nounts required herein, provided, however:

     A. Maker shall designate at the time the prepayment is made whether the prepayment shall be credited to unpaid principal or in prepayment of future installments due under this Note: and

     B. In the event that Holder is required under the terms of this Note or the All-Inclusive Trust Deed securing this Note, to make prepayments on the Senior Note(s) as a direct result of any prepayment(s) on this Note by Maker, and Holder thereby incurs a prepayment penalty under the Senior Note(s), then in such event, Maker agrees to pay to Holder, on demand, the full amount of such prepayment penalty. Any prepayment penalties so paid by Maker shall not reduce the unpaid balance of this Note.

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4.  When  all the  sums  payable  pursuant  to the  terms  of this  Note and the
All-Inclusive Deed of Trust securing this Note have been paid in full, Holder shall: (1) immediately pay all remaining sums to be paid under the terms of the Senior Note(s) and Senior Encumbrance(s), and (2), surrender this Note to Maker marked paid in full and execute and deliver to the Trustee a Request for Full Reconveyance of the All-Inclusive Trust Deed securing this Note.

5. Provided Maker is not in default under any terms of the note or the All-Inclusive Deed of Trust securing this Note, Holder shall pay when due all installments required under the terms of the Senior Note(s) and Senior Encumbrance(s). In the event of any default by Maker under any terms of this Note or the All-Inclusive Trust Deed securing this Note, Holder's obligation to make payments on the Senior Note(s) shall be deferred until any such default is cured. All penalties, charges and other expenses incurred under the Senior Note(s) and the Senior Encumbrance(s) as a result of any such default by Maker shall be added to the principal amount of this Note and shall be immediately payable by Maker to Holder. Should Holder default in making any payment(s) on the Senior Note(s) as required herein, Maker may make said payment(s) directly to the Holder(s) of such Senior Note(s); any and all payment so made by Maker shall be credited to this Note.

6. When all sums due pursuant to the terms of this Note and the All-Inclusive Trust Deed securing this Note, at any time, is equal to or less than the unpaid balance of principal and interest then due under the terms of the Senior Note(s), then:

     A. Upon (i) assumption by Maker of the Senior Note(s) and (ii) release of Holder from all liabilities and obligations on the Senior note(s) and Senior Encumbrances(s), Maker, at his option, may request and shall receive from Holder, cancellation and delivery of this Note, and Holder shall executed and deliver to the Trustee a Request for Full Reconveyance of the All-Inclusive Trust Deed securing this Note; or

     B. Even in the absence of assumption and release under subsection "A" above Holder, at his option, may cancel this Note and deliver same to Maker execute and deliver to Trustee a Request for Full Reconveyance of the All-Inclusive Trust Deed securing this Note; or

     C. In the event neither Holder nor maker exercises the options provided in A and B of this section, and this Note and the All-Inclusive Trust Deed securing this Note therefore remain in effect, then the payments and interest rate shown in Section I of this Note, to the extent they differ from the Senior Note(s) shall immediately and automatically be adjusted to equal the payments and interest rate then required under the Senior Note(s), and Maker, in addition to such adjusted payments, shall also pay a monthly servicing fee to Holder of an amount equal to percent (10%) of such adjusted monthly payments.

7. Holder shall have no further obligation under the terms of this Note or the All-Inclusive Trust Deed securing this Note, after: (1) foreclosure by Holder or his Trustee of the All-Inclusive Deed of Trust securing this Note, or (2) delivery by Holder to Trustee of a Request for Reconveyance of the All-Inclusive Trust Deed securing this note.

8 In the event the Holder(s) of the Senior Note(s) is entitled to any remedy pursuant to any due on sale, non- alienation, or non-assumption provision as a result of the execution of this Note and/or document(s) related hereto, the entire unpaid balance of this Note, without further notice, shall become immediately due and payable thirty days following written notice to the Maker of this Note of the intent of the Holder(s) of the Senior Note(s) to exercise any such remedy.


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9. In the event that any payment under this Note is not made, or any  obligation provided to be satisfied or performed under this Note or the All-Inclusive Trust Deed securing this Note is not satisfied or performed at the time and in the manner required, Holder, at his option and without notice or demand, may declare the entire principal balance, all amounts of accrued interest and all other amounts then due under the terms of this Note and the All-Inclusive Trust Deed securing this Note immediately due and payable.

10. In the event that any payment under this Note is not made, or any obligation provided to be satisfied or performed under this Note or the All-Inclusive Trust Deed securing this Note is not satisfied or performed at the time and in the manner required, the defaulting party shall pay any and all costs and expenses (regardless of the particular nature thereof and whether or not incurred in connection with the exercise of the power of sale provided for in the All-Inclusive Trust Deed securing this Note) which may be incurred by the Maker or Holder hereof in connection with the enforcement of any rights under this Promissory Note, including without limitation, court costs and reasonable attorney's fees.

11. The Maker and endorser hereof waive presentment for payment, protest, demand, notice of protest, notice of dishonor and notice of nonpayment and expressly agree that this Note or any payment hereunder may be extended from time to time by the Holder hereof without in any way affecting the liability of such parties. No course of dealing between the Maker and Holder in exercising any rights hereunder, shall operate as a waiver of rights of Holder.

12. This Note shall inure to the benefit of and shall be binding upon respective successors and assigns of the Maker and Holder.

13. This Note shall be construed in accordance with the laws of the State of Utah.

14. In this Note, whenever the context requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

15. This Note is secured by an All-Inclusive Trust Deed of even date herewith.

See Schedule "A" attached and made a part hereof for additional terms.

A-Z South State Corporation, a Utah corporation


By: /s/ Richard D. Surber
    -------------------------------------
Name:  Richard D. Surber
Its: President
As: Maker

The undersigned hereby accepts the foregoing All-Inclusive Promissory Note and agrees to perform each terms thereof on the part of the Holder to be performed.


/s/  Abdul Rashid Afridi
------------------------------------------
Abdul Rashid Afridi, Holder

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                  Schedule "A" to All-Inclusive Promissory Note


Item 16:

This Note may be paid in part or in full at any time prior to maturity without penalty.

Item 17:

The undersigned parties hereby acknowledge that there presently exists a Transfer of property violation and or Non- Assumption Agreement as evidenced by a copy of the paragraph 10 in the attached Note (Schedule "B") Bank of Utah, holder of said Note and Deed of Trust has the right to accelerate the maturity date of the loan and/or increase the interest rate of the loan to the now prevailing rate of interest, if the property secured by said Deed of Trust is conveyed, or any contract is made for the conveyance of said property, or any interest therein is sold to any third person or persons, or any firm or corporation and that the creation of this All-Inclusive Note and All-Inclusive Deed of Trust is a violation of said provision.

Whereas, the undersigned Holder is selling and the undersigned Buyer is buying and have requested First American Title Insurance Company, Utah Division to prepare the necessary documentation in escrow affecting this sale, we hereby jointly and severally agree to hold First American Title Insurance Company, Utah Division harmless and free from any and all claims arising or which may arise out of the Beneficiary exercising any and/or all options, terms, conditions, stipulations and agreements of said Non-Assumption Agreement at anytime now or during the life of said loan.

It is understood that the stipulations and agreements aforesaid are to apply to and bind the heirs, executors, administrators, successors and assigns of the respective parties hereto.

Item 18:

The undersigned agree to hold First American Title Insurance Company, Utah Division harmless due to any inaccuracies in the unpaid principal balance, interest rate, or date of last payment, pertaining to the Bank of Utah loan secured by Deed of Trust dated December 31, 1998 and recorded December 31, 1998 as Entry No. 7208956 in Book 8216 at page 1196. The figures shown on the All Inclusive Note secured by All 7nclusive Deed of Trust were based on verbal information provided by the Seller. The Bank of Utah was not contacted because of the Due on Sale provision contained in the original loan documents. Any inaccuracy shall be the responsibility of the Seller.

Item 19:

The undersigned purchaser (Maker) hereby acknowledges and understands the Senior Note to the Bank of Utah has a maturity date of December 30, 2003 when all of the Senior Note Holder's unpaid principal balance and accrued interest shall be due in full.

The undersigned parties hereby acknowledge that there presently exists a Transfer of Property violation or "non assumption provision" in the Bank of Utah senior note and deed of trust. The Bank of Utah has the right to accelerate the maturity date of the loan if the property is conveyed, or any contract made, or any interest therein sold to any third person or persons, or any firm or corporation.


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The  undersigned  jointly  and  severally  agree to hold  First  American  Title
Insurance Company, Utah division harmless and free from any and all claims arising or which may arise out of the Beneficiary exercising any and/or all options, terms, conditions, stipulations and agreements of said Non-assumption, agreement at any time now or during the life of said loan.

In witness whereof, the said parties have hereunto signed their names, the day and year first above written.

Buyer:

A-Z South State Corporation, a Utah corporation

By: /s/ Richard D. Surber
    ---------------------------------------
Name:  Richard D. Surber
Its: President

Seller:


/s/  Abdul Rashid Afridi
Abdul Rashid Afridi

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                      INDEMNIFICATION AND WAIVER AGREEMENT

                            FOR NON-ASSUMPTION CLAUSE

THE  UNDERSIGNED  hereby  acknowledge  that  they have  been  informed  by First
American Title Insurance Company of the existence of a certain terms and conditions contained in a certain Trust Deed executed by Abdul Rashid Afridi, as Trustor, Bank of Utah, as Trustee and Bank of Utah as Beneficiary, and recorded in the Office of the Salt Lake County Recorder, at Book 8216 at Page 1196, which terms and conditions restrict the transferability of the real property secured by that certain Trust Deed or the assignment of any interest in the said Trust Deed or Trust Deed Note or the real property, which terms and conditions are generally known as a non- assumption clause; and the undersigned further understand and acknowledge that the transfer of any interest without the express written approval of the Beneficiary named in that certain Trust Deed, may constitute a breach of the terms and conditions of the Trust Deed and may result in the Beneficiary declaring the entire unpaid balance due under the Trust Deed Note and secured by the Trust Deed immediately due and payable, or may give rise to other remedies in favor of the Beneficiary. The undersigned acknowledge that First American Title Insurance Company has advised the undersigned to seek the advice of an attorney to evaluate any risk which may be incurred by the undersigned in the granting and accepting of a transfer of the real property or any interest in the real property or the assignment of the Trust Deed or any interest therein.

THE UNDERSIGNED acknowledge and understand First American Title Insurance Company has expressly excepted and excluded from the coverage and benefits of any commitment to issue title insurance to the undersigned, or any title insurance policy issued or to be issued to the undersigned, any coverage, benefits or protection from the terms and conditions contained in that certain Trust Deed referenced hereinabove, and specifically including those terms and conditions generally known as a non-assumption clause. The undersigned hereby waives any and all claims against First American Title Insurance Company which may arise or result from the terms and conditions of the non-assumption clause, and the undersigned agree to indemnify and hold First American Title Insurance Company harmless from any and all liability which may arise out of or result from their acting as escrow agent and closing the transfer of the real property, or any interest in the real property, or in their issuing the commitment for title insurance or issuing a title insurance policy, to the extent such liability is related to or connected with the existence or operation of the terms and conditions known as the non-assumption clause.

IN WITNESS WHEREOF, the undersigned have executed this INDEMNIFICATION AND WAIVER AGREEMENT FOR NON-ASSUMPTION CLAUSE on this ____ day of November, 1999.

SELLER:                             BUYER:

                                 A-Z South State Corporation, a Utah corporation
/s/  Abdul Rashid Afridi            /s/  Richard D. Surber
-------------------------        -------------------------------------------
By:  Abdul Rashid Afridi         By: Richard D. Surber
                                 Its: President

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                              HOLD HARMLESS LETTER


The undersigned agree to hold First American Title Insurance Company, Utah Division harmless due to any inaccuracies in the unpaid principal balance, interest rate, or date of last payment, pertaining to the Bank of Utah loan secured by Deed of Trust dated December 31, 1998 and recorded December 31, 1998 as Entry No. 7208956 in Book 821.6 at page 1196. The figures shown on the All-Inclusive Note Secured by All-Inclusive Deed of Trust were based on verbal information provided by the Seller. Bank of Utah was not contacted because of the Due-on- Sale provision contained in the original loan documents. Any inaccuracy shall be the responsibility of the Seller.

The undersigned parties hereby acknowledge that there presently exists a Transfer of Property violation or "non- assumption provision" in the Bank of Utah senior note and deed of trust. Bank of Utah has the right to accelerate the maturity date of the loan if the property is conveyed, or any contract made, or any interest therein sold to any third person or persons, or any firm or corporation.

The undersigned jointly and severally agree to hold First American Title Insurance Company, Utah Division harmless and free from any and all claims arising or which may arise out of the Beneficiary exercising any and/or all options, terms, conditions, stipulations and agreements of said Non-assumption agreement at any time now or during the life of the said loan.

Buyer:

A-Z South State Corporation, a Utah corporation

By: /s/ Richard D. Surber
    ---------------------------------------
Name:  Richard D. Surber
Its: President

Seller:


/s/  Abdul Rashid Afridi
Abdul Rashid Afridi

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